UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2004

                       FELCOR LODGING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


        Delaware                       333-39595                     75-2544994
(State or other jurisdiction   (Commission File Number)           (IRS Employer
of incorporation)                                           Identification No.)


         545 E. John Carpenter Freeway
         Suite 1300
         Irving, Texas                                                    75062
         (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code:     (972) 444-4900

         (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

     This current report on Form 8-K is being filed for the purpose of setting forth certain exhibits.

Item 7.   Financial Statements and Exhibits

        (a)     Financial statements of businesses acquired.

                Not applicable.

        (b)     Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

     The following  exhibits are furnished in accordance  with the provisions of
Item 601 of Regulation S-K:

                 Exhibit
                  Number           Description of Exhibit

                   99.1 Press Release, dated May 17, 2004, related to the pricing of FelCor Lodging Limited Partnership's Senior Unsecured Notes Offering.

                   99.2 Press Release, dated May 17, 2004, related to the amendment to FelCor Lodging Limited Partnership's tender offer for its 9 1/2% Senior Notes due 2008.

                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FELCOR LODGING LIMITED PARTNERSHIP

Date:  May 21, 2004                     By: FelCor Lodging Trust Incorporated,
                                            its general partner

                                            By: /s/  Lawrence D. Robinson
                                            Name:  Lawrence D. Robinson
                                            Title: Executive Vice President,
                                                   General Counsel and
                                                   Secretary

                                INDEX TO EXHIBITS

                 Exhibit
                  Number           Description of Exhibit

                   99.1 Press Release, dated May 17, 2004, related to the pricing of FelCor Lodging Limited Partnership's Senior Unsecured Notes Offering.

                   99.2 Press Release, dated May 17, 2004, related to the amendment to FelCor Lodging Limited Partnership's tender offer for its 9-1/2% Senior Notes due 2008.

                                                                   Exhibit 99.1
FelCor Lodging Trust Incorporated
545 E. John Carpenter Freeway, Suite 1300
Irving, Texas 75062-3933
P 972.444.4900  F 972.444.4949
www.felcor.com    NYSE:  FCH

For Immediate Release:

                 FELCOR PRICES SENIOR UNSECURED NOTES OFFERING

          IRVING, Texas...May 17, 2004 - FelCor Lodging Trust Incorporated (NYSE: FCH), the nation's second largest lodging real estate investment trust (REIT), and its subsidiary FelCor Lodging Limited Partnership (FelCor
     LP), today announced that FelCor LP has agreed to issue and sell, subject to certain conditions, $175 million in aggregate principal amount of senior floating rate notes due 2011 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and to persons outside the United States under Regulation S of the Securities Act. The notes will be sold at par, less a sales discount, will bear interest, adjusted semi-annually, at the six-month LIBOR rate plus 4.25% and will become callable on or after December 1, 2006.

          The proceeds of the sale of the notes and a portion of FelCor's current excess cash will be used to fund an amended offer to purchase up to $275 million aggregate principal amount of FelCor LP's outstanding 9 1/2% senior notes due 2008 (Cusip No. 31430Q AG 2). The purpose of the offering and the related tender offer is to improve FelCor's financial leverage, reduce interest expense and extend debt maturities. To the extent that less than $175 million aggregate principal amount of 9 1/2% senior notes due 2008 are tendered, FelCor LP may not complete the offer and sale of the senior floating rate notes.

          The notes to be offered by FelCor LP will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

          This press release shall not constitute an offer to sell or a solicitation of an offer to purchase these securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

          FelCor is the nation's second largest lodging REIT and the largest owner of full service, all-suite hotels. FelCor's consolidated portfolio is comprised of 155 hotels, located in 33 states and Canada. FelCor owns 71 upscale, all-suite hotels, and is the owner of the largest number of Embassy Suites Hotels(R) and Doubletree Guest Suites(R) hotels in the U.S. FelCor's portfolio also includes 73 hotels in the upscale and full service segments. FelCor has a current market capitalization of approximately $3.0 billion. Additional information can be found on the Company's Web site at www.felcor.com.

          With the exception of historical information, the matters discussed in this news release include "forward looking statements" within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. Certain of these risks and uncertainties are described in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

Contact:

Andrew J. Welch, Senior Vice President and Treasurer
(972) 444-4982  awelch@felcor.com

Monica L. Hildebrand, Vice President of Communications
(972) 444-4917  mhildebrand@felcor.com

Stephen A. Schafer, Vice President of Investor Relations
(972) 444-4912  sschafer@felcor.com

                                       ###

                                                                  Exhibit 99.2

FelCor Lodging Trust Incorporated
545 E. John Carpenter Freeway, Suite 1300
Irving, Texas 75062-3933
P 972.444.4900  F 972.444.4949
www.felcor.com    NYSE:  FCH

For Immediate Release:

                       FELCOR AMENDS TENDER OFFER FOR ITS
                          9-1/2% SENIOR NOTES DUE 2008

          IRVING, Texas...May 17, 2004 -- FelCor Lodging Trust Incorporated (NYSE: FCH), the nation's second largest lodging real estate investment trust (REIT), and its subsidiary FelCor Lodging Limited Partnership (FelCor
     LP), today announced that FelCor LP is amending its cash tender offer, initially announced on May 11, 2004, to reduce the amount it is willing to purchase from $475 million to $275 million in aggregate principal amount of FelCor LP's outstanding 9 1/2% senior notes due 2008 (Cusip No. 31430Q AG
     2), which currently bear interest at a rate of 10% per annum. FelCor intends to fund the tender offer with the net proceeds from a private placement of $175 million aggregate principal amount of senior floating rate notes due 2011, and its excess cash. The tender offer is conditioned upon the valid tender of at least $175 million aggregate principal amount of 9 1/2% senior notes due 2008 on or prior to the early tender date, which is Monday, May 24, 2004, and other general conditions.

          Tendering holders who validly tender their notes by the early tender date, will receive the total consideration of $1,072.05 per $1,000 principal amount of the 9 1/2% senior notes due 2008. The total consideration includes an early tender premium of $20.00 per $1,000 principal amount of 9 1/2% senior notes due 2008. Holders who validly tender their notes after the early tender date and on or prior to the expiration of the tender offer on June 8, 2004, will only receive the tender consideration of $1,052.05 per $1,000 principal amount and will not receive the early tender premium.

          The early tender date will expire at 5:00 p.m. New York City time, on Monday, May 24, 2004, and the tender offer will expire at 12:00 midnight, New York City time, on Tuesday, June 8, 2004, in each case unless extended or earlier terminated by the Company.

          Copies of the tender offer materials can be obtained by contacting MacKenzie Partners, Inc., the Information Agent for the tender offer, at
     (212) 929-5500 (collect) and (800) 322-2885 (toll free).

          Deutsche Bank Securities Inc. is acting as Dealer Manager for the tender offer. Questions concerning the tender offer may be directed to Deutsche Bank Securities Inc. at (212) 250-4270.

          This press release is not an offer to purchase nor a solicitation of acceptance of the offer to purchase, which may be made only pursuant to the terms of the offer to purchase and related letter of transmittal. Those documents should be consulted for additional information regarding delivery procedures and the conditions for the tender offer.

                                     -more-

FelCor Commences Tender Offer
May 17, 2004
Page 2

          FelCor is the nation's second largest lodging REIT and the largest owner of full service, all-suite hotels. FelCor's consolidated portfolio is comprised of 155 hotels, located in 33 states and Canada. FelCor owns 71 upscale, all-suite hotels, and is the owner of the largest number of Embassy Suites Hotels(R) and Doubletree Guest Suites(R) hotels in the U.S. FelCor's portfolio also includes 73 hotels in the upscale and full service segments. FelCor has a current market capitalization of approximately $3.0 billion. Additional information can be found on the Company's Web site at www.felcor.com.

          With the exception of historical information, the matters discussed in this news release include "forward looking statements" within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. Certain of these risks and uncertainties are described in our filings with the Securities and Exchange Commission. Although we believe our current expectations are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

Contact:

Andrew J. Welch, Senior Vice President and Treasurer
(972) 444-4982  awelch@felcor.com

Monica L. Hildebrand, Vice President of Communications
(972) 444-4917  mhildebrand@felcor.com

Stephen A. Schafer, Vice President of Investor Relations
(972) 444-4912  sschafer@felcor.com

                                       ###